UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 29, 2023

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No.	001-11954	No.	22-1657560
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No.	001-34482	No.	13-3925979
(State or Other	(Commission		(IRS Employer
Jurisdiction of Incorporation)	File Number)		Identification No.)

888 Seventh Avenue
New York,	New York	10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Vornado Realty Trust	Common Shares of beneficial interest, $.04 par value per share	VNO	New York Stock Exchange
Cumulative Redeemable Preferred Shares of beneficial interest, liquidation preference $25.00 per share:
Vornado Realty Trust	5.40% Series L	VNO/PL	New York Stock Exchange
Vornado Realty Trust	5.25% Series M	VNO/PM	New York Stock Exchange
Vornado Realty Trust	5.25% Series N	VNO/PN	New York Stock Exchange
Vornado Realty Trust	4.45% Series O	VNO/PO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 29, 2023 (the “Grant Date”), the Compensation Committee (the “Committee”) of the Board of Trustees of Vornado Realty Trust (the “Company”), granted equity awards (the “Awards”) comprised of (1) restricted units (“LTIPs”) of Vornado Realty L.P. (the “Operating Partnership”), the operating partnership of the Company, and (2) Performance AO Operating Partnership Units (“Performance AO LTIP Units”) to a broad group of employees of the Company, including its named executive officers (as identified in the Company’s proxy statement for its 2023 Annual Meeting of Shareholders). The Awards were issued under the Company’s 2023 Omnibus Share Plan (the “Plan”) with an aggregate issuance of 2.4 million LTIPs and 14.37 million Performance AO LTIP Units.
The purpose of the Awards is to further incentivize and align the award recipients with shareholder performance and to support the retention of these employees. In determining the appropriateness of granting the Awards, the Committee was advised by its independent compensation consultant.
The LTIPs are a class of units of the Operating Partnership that, following the occurrence of certain events and upon vesting, are convertible by the holder into an equivalent number of Class A Units of the Operating Partnership (“Class A Units”). Class A Units of the Operating Partnership are redeemable by the holder for cash or, at the Company’s election, common shares of the Company on a one-for-one basis.
The Performance AO LTIP Units are a class of Operating Partnership units and each Performance AO LTIP Unit is potentially convertible into a number of Class A Units until the 10th anniversary of the Grant Date, subject to satisfaction of the vesting and performance conditions described below, determined by reference to the excess of the closing price per common share of the Company on the date of conversion over $16.87.
The LTIPs will vest in two equal installments on the 3rd and 4th anniversaries of the Grant Date, respectively, subject to the recipient’s continued employment with the Company as of such date, with each vesting tranche subject to an additional one-year post vesting transfer restriction. The LTIPs are entitled to receive the same distributions as paid on the Company’s common shares.
The Performance AO LTIP Units will vest with respect to 20% on the 3rd anniversary of the Grant Date, and the remaining 80% will vest on the 4th anniversary of the Grant Date, subject to the recipient’s continued employment with the Company, and subject to the following performance conditions:
•No Performance AO LTIP Units are earned if the Applicable Price (defined below) is less than $21.0875 per share (a 25% increase above the Grant Date share price).
•At an Applicable Price of $21.0875 per share, 33% of the Performance AO LTIP Units are earned.
•At an Applicable Price of $25.3050 per share (a 50% increase above the Grant Date share price), 67% of the Performance AO LTIP Units are earned.
•At an Applicable Price of $29.5225 per share (a 75% increase above the Grant Date share price), 100% of the Performance AO LTIP Units are earned.
•Linear interpolation applies for Applicable Prices between $21.0875 and $29.5225
•“Applicable Price” means the highest average consecutive 20-trading day closing share price for the Company’s common shares during the 10 years following the Grant Date.
On the Grant Date, Messrs. Roth, Franco, Langer, Weiss and Chera received 437,500, 325,000, 250,000, 250,000 and 166,667, LTIPS, respectively, and 2,625,000, 1,950,000, 1,500,000, 1,500,000 and 1,000,000 Performance AO LTIP Units, respectively.
The named executive officers listed above received 59.7% of the aggregate Awards and the remaining 40.3% of the Awards were granted to other employees of the Company.

Upon Retirement, death, Disability, resignation for Good Reason or termination without Cause (each as defined in the award agreements filed as exhibits hereto), the following vesting provisions apply:
•If such event occurs at any time after the Grant Date, 50% of each of the LTIPs and Performance AO LTIP Unit awards vest;
•If such event occurs more than one year after the Grant Date, an additional 25% of each of the LTIPs and Performance AO LTIP Unit awards vest;
•If such event occurs more than two years after the Grant Date, the remaining 25% of each of the LTIPs and Performance AO LTIP Unit awards vest.
•Interpolated vesting applies if such event occurs between the Grant Date and the second anniversary of the Grant Date, in each case subject to a minimum of 50% of each Award vesting.
•The performance conditions set forth above will continue to apply to the vested Performance AO LTIP Units following any such event.
Upon a termination for Cause or resignation by an employee without Good Reason, all unvested LTIPs and Performance AO LTIP Units are forfeited.
In connection with a Change in Control (as defined in award agreements), if the acquirer of the Company assumes or replaces the LTIPs on substantially the same terms, the LTIPs will remain outstanding; otherwise, the LTIPs will vest in full immediately upon consummation of the Change in Control. With regard to the Performance AO LTIP Units, if the acquirer of the Company assumes or replaces the awards such that it preserves the intent, economic opportunity and value of the awards following the Change in Control, the awards will remain outstanding; otherwise, the Performance AO LTIP Units will become vested upon the Change in Control to the extent earned based on the fair market value of the total consideration per share received in the Change in Control. If, within four months prior to or 24 months following the occurrence of a Change in Control, the grantee’s employment with the Company (or its successor) is terminated either (i) by the Company (or its successor) without Cause or (ii) by the grantee for Good Reason, then any unvested Awards shall become fully vested, with the Performance AO LTIP Units still subject to satisfaction of the performance conditions to the extent not yet satisfied at such time.
Copies of the forms of LTIP and Performance AO LTIP Units award agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the terms of the Awards is qualified in its entirety by reference to the full text of such award agreements.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed as part of this Current Report on Form 8-K:

	10.1	Form of June 2023 Restricted LTIP Unit Agreement	*
	10.2	Form of June 2023 Performance Conditioned AO LTIP Unit Agreement	*
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Denotes a management contract or compensatory plan, contract or arrangement

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer (duly authorized officer and principal accounting officer)
Date: July 3, 2023

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Deirdre Maddock
Name:	Deirdre Maddock
Title:	Chief Accounting Officer of Vornado Realty Trust, sole General Partner of Vornado Realty L.P. (duly authorized officer and principal accounting officer)
Date: July 3, 2023

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